EXHIBIT 10.1
EXECUTION COPY
     AMENDMENT No. 5 and WAIVER (this “Amendment”) dated as of July 20, 2005, to the CREDIT AGREEMENT dated as of November 28, 2001, as amended and restated as of April 10, 2002, as further amended as of December 19, 2002, as further amended as of May 5, 2003, as further amended as of May 21, 2003, and as further amended as of November 17, 2003 (the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS GROUP, INC., SIFTO CANADA INC., SALT UNION LIMITED, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, and J.P. MORGAN EUROPE LIMITED (formerly known as CHASE MANHATTAN INTERNATIONAL LIMITED), as UK Agent.
          A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.
          B. Holdings and the Borrowers have requested that the Lenders agree to waive compliance with the requirements set forth in Section 7.02 of the Credit Agreement to the extent, and only to the extent, necessary to permit the UK Borrower to sublease, substantially on the terms disclosed to the Administrative Agent prior to the date hereof, approximately 1.5 acres of land that is leased by the UK Borrower as lessee and located at the UK Borrower’s 4 shaft site, as further described in the letter attached as Exhibit A hereto, to Minosus Ltd. (“Minosus”), a joint venture between a subsidiary of the US Borrower and Onyx Environmental Group plc (the “Transaction”).
          C. Holdings and the Borrower have also requested that the Lenders agree to amend Sections 1.01, 7.02 and 7.05 of the Credit Agreement as set forth herein.
          D. The undersigned Lenders are willing, pursuant to the terms and subject to the applicable conditions set forth herein, to grant such waiver and approve such amendments.
          E. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement.
          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the applicable conditions set forth herein, the parties hereto hereby agree as follows:
          SECTION 1. Waivers. Subject to the applicable conditions set forth herein, the undersigned Lenders hereby waive compliance with the requirements set forth in the Credit Agreement to the extent, and only to the extent, necessary to permit the consummation of the Transaction.

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          SECTION 2. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (g) of the definition of “Asset Sale” and replacing the period at the end of the definition of “Asset Sale” with the following:
          and any transaction permitted pursuant to Section 7.02(r).
          SECTION 3. Amendments to Section 7.02. Section 7.02 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of subparagraph (p) and (b) replacing the period at the end of subparagraph (q) with the following:
          ;and
     (r) the US Borrower and any of its Subsidiaries may sell or otherwise dispose of assets (excluding capital stock of, or other equity interests in, Wholly-Owned Subsidiaries and Wholly-Owned Unrestricted Subsidiaries) that are not permitted by any other paragraph of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance on this paragraph (r) shall not exceed $15,000,000 during the term of this Agreement.
          SECTION 4. Amendments to Section 7.05. Section 7.05 of the Credit Agreement is hereby amended by deleting the words “and (m)” at the end of subparagraph (m) and replacing it with the words “, (m) and (r)”.
          SECTION 5. Representations and Warranties. Each of Holdings and the Borrowers represents and warrants to the Administrative Agent and the Lenders that:
     (a) This Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) The representations and warranties of each of Holdings and each Borrower set forth in the Credit Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.
     (c) Immediately prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
          SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, each Borrower and the Required Lenders.

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          SECTION 7. Credit Agreement. Except as specifically set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an amendment or waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, Holdings or any Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall be a Credit Document for all purposes.
          SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
          SECTION 10. Expenses. The US Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
          SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.,

By	/s/ Rodney Underdown

Name: Rodney Underdown
Title: VP

COMPASS MINERALS GROUP, INC., as US Borrower,

By	/s/ Rodney Underdown

Name: Rodney Underdown
Title: VP

SIFTO CANADA INC., as Canadian Borrower,

By	/s/ Rodney Underdown

Name: Rodney Underdown
Title: VP

SALT UNION LIMITED, as UK Borrower,

By

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
By

Name:
Title:

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.,

By

Name:
Title:

COMPASS MINERALS GROUP, INC., as US Borrower,

By

Name:
Title:

SIFTO CANADA INC., as Canadian Borrower,

By

Name:
Title:

SALT UNION LIMITED, as UK Borrower,

By	/s/ David J. Goadby

Name: D. J. Goadby
Title: M.D.

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By

Name:
Title:

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.,

By

Name:
Title:

COMPASS MINERALS GROUP, INC., as US Borrower,

By

Name:
Title:

SIFTO CANADA INC., as Canadian Borrower,

By

Name:
Title:

SALT UNION LIMITED, as UK Borrower,

By

Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By	/s/ Stacey Haimes

Name: Stacey Haimes
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT
To Approve the Amendment:

Name of Institution:

Caisse de dépôt et placement du Québec

	by:	/s/ James B. McMullan

Name: James B. McMullan
Title: Director

	by:	/s/ Diane C. Favreau

Name: Diane C. Favreau
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

CALYON NEW YORK BRANCH

	by:	/s/ Alex Averbukh

Name: Alex Averbukh
Title: Director

Name of Institution:

CALYON NEW YORK BRANCH

	by:	/s/ W. Michael George

Name: W. Michael George
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

CIT LENDING SERVICES CORPORATION

	By:	/s/ John P. Sirico, II

Name: John P. Sirico, II
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

CREDIT SUISSE, New York Branch (formerly known as CREDIT SUISSE FIRST BOSTON, New York Branch).

	by	/s/ Paul L. Colón

Name: Paul L. Colón
Title: Director

	by	/s/ Karim Blasetti

Name: Karim Blasetti Title: Associate

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

Deutsche Bank Trust Company Americas

	By:	/s/ Carin M. Keegan

Name: Carin M. Keegan
Title: Vice President

	By:	/s/ Lana Gifas

Name: Lana Gifas
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

FORTIS CAPITAL CORP.

	by:	/s/ John Crawford

Name: John Crawford
Title: SVP

Name of Institution:

FORTIS CAPITAL CORP.

	by	/s/ Barbara Nash

Name: Barbara Nash
Title: M.D.

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

GENERAL ELECTRIC CAPITAL CORPORATION

	by	/s/ Marie G. Mollo

Name: Marie G. Mollo
Title: Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALSGROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

HARBOUR TOWN FUNDING LLC

	by	/s/ M. Cristina Higgins

Name: M. Cristina Higgins
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution: Nationwide Mutual Insurance Company

	by	/s/ WAYNE T. FRISBEE

Name: WAYNE T. FRISBEE
Title: VICE PRESIDENT-PORTFOLIO MANAGEMENT

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT

To Approve the Amendment:

Name of Institution:

PPM SHADOW CREEK FUNDING LLC

	by	/s/ M. Cristina Higgins

Name: M. Cristina Higgins
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 5 AND WAIVER, DATED AS OF JULY 20, 2005, TO COMPASS MINERALS GROUP, INC. CREDIT AGREEMENT
To Approve the Amendment:			Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

Name of Institution:

	by	/s/ DIANE J. EXTER

Name. DIANE J. EXTER
Title: MANAGING DIRECTOR
PORTFOLIO MANAGER